                                                                      Exhibit 21

                 SUBSIDIARIES OF C.H. ROBINSON WORLDWIDE, INC.

     The Company's consolidated subsidiaries are shown below together with the percentage of voting securities owned and the state or jurisdiction of organization of each subsidiary. The names have been omitted for subsidiaries which, if considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary. Subsidiaries of subsidiaries are indented in the following table:

                                    Percentage of
                                    Outstanding Voting
Subsidiaries                        Securities Owned
------------                        ----------------
CHRW Holdings, Inc.                       100%
   (Minnesota)
   C.H. Robinson International, Inc.      100%
      (Minnesota)
      CHR Greene International Company    100%
         (Minnesota)
      C.H. Robinson Venezuela, C.A.        51%
         (Venezuela)
   C.H. Robinson de Mexico, S.A. de C.V.  100%
      (Mexico)
   CHR Aviation, Inc.                     100%
      (Minnesota)
   C.H. Robinson Company (Canada) Ltd.    100%
      (Ontario, Canada)
   Combined Transport Group, Inc.         100%
      (Minnesota)
   C.H. Robinson Company                  100%
      (Delaware)
      Daystar-Robinson, Inc.              100%
         (Delaware)
      CTSI Robinson, Inc.                 100%
         (Georgia)
      Fresh 1 Marketing, Inc.             100%
         (Minnesota)
   Wagonmaster Transportation Co.         100%
      (Minnesota)
   Brown-Robinson Ingredient, Inc.        100%
      (Minnesota)
   Robinson Europe, S.A.                  100%
      (France)
      Transeco S.A.                       100%
         (France)
      Robinson Italia SRL                  95%
         (Italy)
   C.H. Robinson (UK) Limited             100%
      (United Kingdom)
Payment & Logistics Services LLC          100%
   (Minnesota)
T-Chek Systems LLC                        100%
   (Minnesota)